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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): January 4, 2000



                              AMRESCO CAPITAL TRUST
             (Exact name of Registrant as specified in its Charter)


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
           TEXAS                                         1-14029                            75-2744858
(State or other jurisdiction of                  (Commission file number)                (I.R.S. Employer
incorporation or organization)                                                        Identification Number)
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             700 North Pearl Street, Suite 2400, Dallas, Texas 75201
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (214) 953-7700



                                 Not applicable
          (Former name or former address, if changed since last report)




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ITEM 5. OTHER EVENTS.

         On January 4, 2000, AMRESCO Capital Trust ("AMCT") and Impac Commercial Holdings, Inc. ("ICH") entered into a Termination Agreement (the "Termination Agreement") pursuant to which the Agreement and Plan of Merger, dated as of August 4, 1999, between AMCT and ICH was terminated effective immediately. A copy of the Termination Agreement and press release relating thereto are attached hereto as Exhibits 99.1 and 99.2, respectively.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         99.1 Termination Agreement, dated January 4, 2000, between AMRESCO Capital Trust and Impac Commercial Holdings, Inc.

         99.2     Press Release, dated January 4, 2000



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2000
                                         AMRESCO CAPITAL TRUST



                                         By: /s/ Michael L. McCoy
                                             ---------------------------------
                                             Name: Michael L. McCoy
                                             Title: Senior Vice President and
                                             General Counsel


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                                INDEX TO EXHIBITS


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EXHIBIT                                                                    PAGE
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99.1              Termination Agreement, dated January 4, 2000,
                  between AMRESCO Capital Trust and Impac
                  Commercial Holdings, Inc.

99.2              Press Release, dated January 4, 2000
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